EXHIBIT 99.2


Total Pool

----------------------------------------------------------------------------------------------
                                                                                Percent of
                                       Number Of             Aggregate           Aggregate
Mortgage Rate Distribution          Mortgage Loans       Principal Balance   Principal Balance
----------------------------------------------------------------------------------------------
5.001 to 5.500                                6            1,358,156.37                  0.24
----------------------------------------------------------------------------------------------
5.501 to 6.000                              124           22,938,489.58                  4.12
----------------------------------------------------------------------------------------------
6.001 to 6.500                              439           81,178,879.90                 14.60
----------------------------------------------------------------------------------------------
6.501 to 7.000                              945          157,906,605.90                 28.39
----------------------------------------------------------------------------------------------
7.001 to 7.500                              834          127,632,489.13                 22.95
----------------------------------------------------------------------------------------------
7.501 to 8.000                              761          110,713,388.29                 19.91
----------------------------------------------------------------------------------------------
8.001 to 8.500                              204           24,789,996.56                  4.46
----------------------------------------------------------------------------------------------
8.501 to 9.000                              153           15,040,655.60                  2.70
----------------------------------------------------------------------------------------------
9.001 to 9.500                               76            5,195,866.47                  0.93
----------------------------------------------------------------------------------------------
9.501 to 10.000                              87            4,989,302.59                  0.90
----------------------------------------------------------------------------------------------
10.001 to 10.500                             30            1,587,562.13                  0.29
----------------------------------------------------------------------------------------------
10.501 to 11.000                             26            1,250,524.18                  0.22
----------------------------------------------------------------------------------------------
11.001 to 11.500                             10              440,000.37                  0.08
----------------------------------------------------------------------------------------------
11.501 to 12.000                             16              651,563.63                  0.12
----------------------------------------------------------------------------------------------
12.001 to 12.500                              7              213,929.18                  0.04
----------------------------------------------------------------------------------------------
12.501 to 13.000                              3              144,097.65                  0.03
----------------------------------------------------------------------------------------------
13.001 to 13.500                              3               81,320.67                  0.01
----------------------------------------------------------------------------------------------
14.501 to 15.000                              1               21,555.56                  0.00
----------------------------------------------------------------------------------------------
Total:                                    3,725          556,134,383.76                100.00
----------------------------------------------------------------------------------------------
Weighted Average: 7.242



Fixed Rate Loans Only

-----------------------------------------------------------------------------------------------------
                                                                                    Percent of
Mortgage Rate Distribution             Number Of             Aggregate              Aggregate
                                    Mortgage Loans       Principal Balance      Principal Balance
-----------------------------------------------------------------------------------------------------
5.001 to 5.500                                       3              395,576.07                  0.11
-----------------------------------------------------------------------------------------------------
5.501 to 6.000                                      47            8,441,441.94                  2.37
-----------------------------------------------------------------------------------------------------
6.001 to 6.500                                     185           35,540,129.78                  9.97
-----------------------------------------------------------------------------------------------------
6.501 to 7.000                                     658          107,566,256.74                 30.18
-----------------------------------------------------------------------------------------------------
7.001 to 7.500                                     587           88,214,528.52                 24.75
-----------------------------------------------------------------------------------------------------
7.501 to 8.000                                     550           77,059,235.78                 21.62
-----------------------------------------------------------------------------------------------------
8.001 to 8.500                                     143           17,037,381.35                  4.78
-----------------------------------------------------------------------------------------------------
8.501 to 9.000                                     108            9,865,851.19                  2.77
-----------------------------------------------------------------------------------------------------
9.001 to 9.500                                      63            3,868,103.75                  1.09
-----------------------------------------------------------------------------------------------------
9.501 to 10.000                                     80            4,407,183.28                  1.24
-----------------------------------------------------------------------------------------------------
10.001 to 10.500                                    26            1,198,413.22                  0.34
-----------------------------------------------------------------------------------------------------
10.501 to 11.000                                    26            1,250,524.18                  0.35
-----------------------------------------------------------------------------------------------------
11.001 to 11.500                                    10              440,000.37                  0.12
-----------------------------------------------------------------------------------------------------
11.501 to 12.000                                    15              622,482.51                  0.17
-----------------------------------------------------------------------------------------------------
12.001 to 12.500                                     7              213,929.18                  0.06
-----------------------------------------------------------------------------------------------------
12.501 to 13.000                                     3              144,097.65                  0.04
-----------------------------------------------------------------------------------------------------
13.001 to 13.500                                     3               81,320.67                  0.02
-----------------------------------------------------------------------------------------------------
14.501 to 15.000                                     1               21,555.56                  0.01
-----------------------------------------------------------------------------------------------------
Total:                                           2,515          356,368,011.74                100.00
-----------------------------------------------------------------------------------------------------
Weighted Average: 7.341



ARM Loans Only

-----------------------------------------------------------------------------------------------------
                                                                                    Percent of
                                       Number Of             Aggregate              Aggregate
Mortgage Rate Distribution          Mortgage Loans       Principal Balance      Principal Balance
-----------------------------------------------------------------------------------------------------
5.001 to 5.500                                       3              962,580.30                  0.48
-----------------------------------------------------------------------------------------------------
5.501 to 6.000                                      77           14,497,047.64                  7.26
-----------------------------------------------------------------------------------------------------
6.001 to 6.500                                     254           45,638,750.12                 22.85
-----------------------------------------------------------------------------------------------------
6.501 to 7.000                                     287           50,340,349.16                 25.20
-----------------------------------------------------------------------------------------------------
7.001 to 7.500                                     247           39,417,960.61                 19.73
-----------------------------------------------------------------------------------------------------
7.501 to 8.000                                     211           33,654,152.51                 16.85
-----------------------------------------------------------------------------------------------------
8.001 to 8.500                                      61            7,752,615.21                  3.88
-----------------------------------------------------------------------------------------------------
8.501 to 9.000                                      45            5,174,804.41                  2.59
-----------------------------------------------------------------------------------------------------
9.001 to 9.500                                      13            1,327,762.72                  0.66
-----------------------------------------------------------------------------------------------------
9.501 to 10.000                                      7              582,119.31                  0.29
-----------------------------------------------------------------------------------------------------
10.001 to 10.500                                     4              389,148.91                  0.19
-----------------------------------------------------------------------------------------------------
11.501 to 12.000                                     1               29,081.12                  0.01
-----------------------------------------------------------------------------------------------------
Total:                                           1,210          199,766,372.02                100.00
-----------------------------------------------------------------------------------------------------
Weighted Average: 7.066



Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.
This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.